UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 480-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2005, Openwave Systems Limited, a wholly owned subsidiary of the Registrant, Openwave Systems Inc., (“Openwave” or the “Company”), and Simon Wilkinson, formerly Vice President of Sales of the Client product business of the Company, entered into an amendment to his existing employment agreement, dated May 11, 2004. Under this amendment, Mr. Wilkinson: (i) agreed to serve as Senior Vice President and General Manager, Client Business of the Company and will report to David C. Peterschmidt, Chief Executive Officer of the Company; (ii) is entitled to an annual base salary of £156,757 (if Mr. Wilkinson relocates to the United States from England, his annual base salary shall be $290,000); and (iii) will be eligible for a semi-annual executive incentive cash bonus award under the Corporate Incentive Plan for Executives targeted at 50% of his annual base salary (i.e. approximately £78,378 for each six-month period, at his current base salary). In addition, on January 21, 2005, Mr. Wilkinson, received (i) an option to purchase 150,000 shares of Openwave’s common stock with an exercise price equal to the fair market value on the date of grant (vesting ratably on a monthly basis over a four-year period commencing from the date of grant), and (ii) a restricted stock award of 75,000 shares of Openwave’s common stock (vesting ratably on an annual basis over the four year period commencing from the date of grant). The vesting of both the options and the restricted stock is contingent upon continued employment on the applicable vesting date. A summary of the stock option grant and restricted stock award is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, by and between Openwave Systems Limited and Simon Wilkinson, dated January 25, 2005.

10.2	Employment Agreement, by and between Magic4 Limited and Simon Wilkinson, dated May 11, 2004.

99.1	Summary of Stock Option Grant and Restricted Stock Award.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/s/ GREGORY J. WRENN
Name:	Gregory J. Wrenn
Title:	Vice President and General Counsel

Date: January 28, 2005

3

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement, by and between Openwave Systems Limited and Simon Wilkinson, dated January 25, 2005.

10.2	Employment Agreement, by and between Magic4 Limited and Simon Wilkinson, dated May 11, 2004.

99.1	Summary of Stock Option Grant and Restricted Stock Award.

4